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                                                                EXHIBIT 23



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use of our report included in the Registration Statement on Form 10-KSB dated March 10, 1997 relating to the financial statements of BAOA, Inc.


/S/ HARLAN & BOETTGER

San Diego, California
March 10, 1997